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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

        Date of Report (Date of earliest event reported) April 24, 2003.

                                STONERIDGE, INC.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Ohio                         001-13337               34-1598949
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)


                9400 East Market Street, Warren, Ohio            44484
               ----------------------------------------      --------------
               (Address of Principal Executive Offices)        (Zip Code)


                                 (330) 856-2443
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

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ITEM 9.  REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is
Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On April 24, 2003, Stoneridge, Inc. issued a press release announcing first quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               STONERIDGE, INC.



       Date: April 24, 2003                         /s/ Kevin P. Bagby
                                           -------------------------------------

                                           Kevin P. Bagby
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit Number                               Description
--------------                               -----------

     99.1 Press release dated April 24, 2003, announcing first quarter 2003 earnings.

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